Capital Management	12 Months Ended
Dec. 31, 2019
Disclosure Of Capital Management [Abstract]
Capital Management
34.	Capital Management

The Group’s objectives when managing capital are to safeguard their ability to continue as a going concern, so that they can continue to provide returns for shareholders and benefits for other stakeholders, and maintain an optimal capital structure to reduce the cost of capital, In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
The Group also monitors capital on the basis of the net debt and the gearing ratio. Net debt is calculated as total debt (including borrowings, lease liabilities and debentures as shown in the consolidated balance sheet) less cash and cash equivalent (including cash, Securities purchased under agreements to resell and certificate deposits as shown in the consolidated statement of cash flows). The gearing ratio corresponds to the net debt expressed as a percentage of total capital.
The net debt and corresponding gearing ratios at December 31, 2019 and 2018 were as follows:

	2019	2018
Borrowings and lease liabilities	637,484	469,609
Debentures	835,230	406,538

Total debt	1,472,714	876,147
Cash	(109,922)	(68,407)
Securities purchased under agreements to resell	(654,057)	(488,809)
Certificate deposits (Securities)	(123,817)	(69,647)

Net debt	584,918	249,284

Total equity	7,153,396	2,084,777

Total capital	7,738,313	2,334,061

Gearing ratio %	7,56%	10,68%
(i) Minimum capital requirements
Although capital is managed considering the consolidated position, certain subsidiaries are subject to minimum capital requirement from local regulators.
The subsidiary XP CCTVM, leader of the Prudential Conglomerate, under BACEN regulation regime, is required to maintain a minimum capital and follow aspects from the Basel Accord, with the current strategy of maintaining its capital 1% above the minimum capital requirement.

The subsidiary XP Vida e Previdência operates in Private Pension Business and is oversight by the SUSEP, being required to present Adjusted Shareholders’ Equity (PLA) equal to or greater than the Minimum Required Capital (“CMR”) and Venture Capital Liquidity (“CR”), CMR is equivalent to the highest value between base capital and venture capital.
At December 31, 2019 the subsidiaries XP CCTVM and XP Vida e Previdência were in compliance with all capital requirements.
There is no requirement for compliance with a minimum capital for the other Group companies.
(ii) Financial covenants
In relation to the long-term debt contracts, including multilateral instruments, recorded within “Borrowing and lease liabilities” and “Debentures” (Notes 15 and 16), the Group is required to comply with certain performance conditions, such as profitability and efficiency indexes.
At December 31, 2019, the amount of contracts under financial covenants is R$ 1,217,308 (December 31, 2018 – R$ 876,147). The Group has complied with these covenants throughout the reporting period.
Eventual failure of the Group to comply with such covenants may be considered as breach of contract and, as a result, considered for early settlement of related obligations.